Operating Leases	12 Months Ended
Sep. 30, 2018
Leases [Abstract]
Operating Leases
Note 14.	Operating Leases

We lease certain manufacturing and warehousing facilities and equipment, primarily transportation equipment, and office space under various operating leases. Some leases contain escalation clauses and provisions for lease renewal. As of September 30, 2018, future minimum lease payments under all noncancelable operating leases for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2019	$132.1
Fiscal 2020	112.0
Fiscal 2021	87.9
Fiscal 2022	66.8
Fiscal 2023	51.6
Thereafter	165.4
Total future minimum lease payments	$615.8

Rental expense for the years ended September 30, 2018, 2017 and 2016 was approximately $243.7 million, $210.5 million and $199.3 million, respectively, including lease payments under cancelable leases and maintenance charges on transportation equipment.